Exhibit 99.1

For immediate release	For More Information: J. Bruce Hildebrand, Executive Vice President 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES

THIRD QUARTER EARNINGS RESULTS

ABILENE, Texas, October 16, 2014 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the third quarter of 2014 of $23.43 million, up 19.78 percent compared with earnings of $19.56 million in the same quarter last year. Basic earnings per share were $0.37 for the third quarter of 2014 compared with $0.31 in the same quarter a year ago.

Net interest income for the third quarter of 2014 increased 7.46 percent to $48.89 million compared with $45.49 million in the same quarter of 2013. The net interest margin, on a taxable equivalent basis, was 4.18 percent compared to 4.24 percent in the second quarter of 2014 and 4.25 percent in the same quarter last year. Included in interest income for the third quarter of 2014 was $536 thousand, or four basis points in net interest margin, related to discount accretion from fair value accounting related to the Orange and Huntsville acquisitions.

The provision for loan losses was $896 thousand in the third quarter of 2014 compared with $1.35 million in the same quarter last year and $1.12 million in the second quarter of 2014. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.83 percent at September 30, 2014, compared with 0.93 percent at June 30, 2014, and 1.09 percent at September 30, 2013. Classified loans totaled $81.39 million at September 30, 2014, compared to $79.93 million at June 30, 2014, and $81.67 million at September 30, 2013.

Noninterest income increased 1.46 percent in the third quarter of 2014 to $17.32 million compared with $17.08 million in the same quarter a year ago. Trust fees increased to $4.77 million in the third quarter of 2014 compared with $4.14 million in the same quarter last year, primarily due to continued growth in the fair value of Trust assets managed to $3.66 billion from $3.20 billion a year ago. ATM, interchange and credit card fees increased 15.64 percent to $5.09 million compared with $4.40 million in the same quarter last year due to a large growth in net new accounts and debit cards. Real estate mortgage fees decreased to $1.81 million in the third quarter of 2014 compared to $2.01 million in the same quarter last year due to the decline in the overall mortgage refinance market.

Noninterest expense for the third quarter of 2014 totaled $34.04 million compared to $35.53 million in the third quarter of 2013. Included in noninterest expense in the third quarter of 2013 were technology contract termination and conversion costs totaling $3.40 million related to the Company’s acquisition of Orange Savings Bank, SSB. There were no such expenses for the quarter ended September 30, 2014. The Company’s efficiency ratio in the third quarter of 2014 was 47.93 percent compared with 53.10 percent in the same quarter last year.

For the nine months ended September 30, 2014, net income increased 16.21 percent to $66.97 million from $57.63 million in the same period a year ago. Basic earnings per share rose to $1.05 from $0.91 for the same period last year. Net interest income increased 14.88 percent to $144.28 million for the nine months ended September 30, 2014 from $125.59 million in the same period a year ago. The provision for loan losses totaled $3.71 million compared with $2.58 million in the same period last year.

Noninterest income was $49.60 million for the first nine months of 2014 compared with $46.26 million in the same period a year ago. Noninterest expense rose to $101.49 million compared with $92.92 million in the same period a year ago.

As of September 30, 2014, consolidated assets for the Company totaled $5.58 billion compared with $5.08 billion a year ago. Loans totaled $2.84 billion at quarter end compared with loans of $2.61 billion a year ago. Total deposits grew 11.59 percent to $4.46 billion at September 30, 2014, compared to $4.00 billion a year ago. Shareholders’ equity rose to $658.77 million as of September 30, 2014, compared with $568.24 million at September 30, 2013.

“We are pleased to report another quarter of good growth in loans and deposits as well as solid earnings,” said F. Scott Dueser, Chairman, President and CEO. “We continue to pursue opportunities for acquisitions and focus on growing loans, cutting costs and increasing income.”

On April 22, 2014, the Company’s Board of Directors declared a two-for-one stock split in the form of a 100 percent stock dividend, which was effective June 2, 2014. All share and per share amounts in this earnings release have been restated to reflect this stock split.

All amounts for the quarters and nine months ended on September 30, 2014 and 2013 include the results of the Company’s acquisition of Orange Savings Bank, SSB, Orange, Texas, which was effective on May 31, 2013. As of the acquisition date, Orange had total loans of $293.29 million and total deposits of $385.95 million.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company that operates 12 banking regions with 62 locations in Texas including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Burleson, Cisco, Cleburne, Clyde, Decatur, Eastland, Fort Worth, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Mauriceville, Merkel, Midlothian, Mineral Wells, Moran, New Waverly, Newton, Odessa, Orange, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Trent, Trophy Club, Vidor, Waxahachie, Weatherford and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with eight locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2014			2013
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
ASSETS
Cash and due from banks	$149,957	$166,237	$160,469	$183,084	$164,666
Interest-bearing deposits in banks	83,994	68,331	3,772	25,498	48,634
Interest-bearing time deposits in banks	19,234	24,188	30,026	31,917	34,352
Fed funds sold	4,785	3,110	3,620	3,430	14,300
Investment securities	2,254,316	2,174,396	2,163,599	2,058,407	1,976,101
Loans	2,839,696	2,786,644	2,698,717	2,689,448	2,614,809
Allowance for loan losses	(36,388)	(35,892)	(34,693)	(33,900)	(34,800)

Net loans	2,803,308	2,750,752	2,664,024	2,655,548	2,580,009
Premises and equipment	101,437	96,619	95,406	95,505	94,676
Goodwill	94,882	94,882	94,882	94,882	94,882
Other intangible assets	2,547	2,547	2,600	2,603	2,547
Other assets	61,351	65,294	62,629	71,334	65,468

Total assets	$5,575,811	$5,446,356	$5,281,027	$5,222,208	$5,075,635

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$1,505,847	$1,445,947	$1,389,331	$1,362,184	$1,371,835
Interest-bearing deposits	2,958,517	2,872,511	2,844,950	2,772,891	2,628,722

Total deposits	4,464,364	4,318,458	4,234,281	4,135,075	4,000,557
Short-term borrowings	341,909	434,583	383,220	463,888	466,500
Other liabilities	110,773	53,279	46,960	35,598	40,337
Shareholders’ equity	658,765	640,036	616,566	587,647	568,241

Total liabilities and shareholders’ equity	$5,575,811	$5,446,356	$5,281,027	$5,222,208	$5,075,635

	Quarter Ended
	2014			2013
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
INCOME STATEMENTS
Interest income	$49,955	$49,254	$48,209	$47,756	$46,655
Interest expense	1,069	1,037	1,036	1,066	1,164

Net interest income	48,886	48,217	47,173	46,690	45,491
Provision for loan losses	896	1,124	1,690	1,171	1,349

Net interest income after provision for loan losses	47,990	47,093	45,483	45,519	44,142
Noninterest income	17,324	15,872	16,405	15,792	17,075
Noninterest expense	34,040	35,002	32,448	33,096	35,534

Net income before income taxes	31,274	27,963	29,440	28,215	25,683
Income tax expense	7,843	6,758	7,104	6,977	6,121

Net income	$23,431	$21,205	$22,336	$21,238	$19,562

PER COMMON SHARE DATA
Net income - basic	$0.37	$0.33	$0.35	$0.33	$0.31
Net income - diluted	0.36	0.33	0.35	0.33	0.30
Cash dividends declared	0.14	0.14	0.13	0.13	0.13
Book Value	10.28	9.99	9.63	9.18	8.88
Market Value	$27.79	$31.37	$30.90	$33.06	$29.43
Shares outstanding - end of period	64,065,828	64,053,010	64,039,234	63,984,994	63,955,340
Average outstanding shares - basic	64,059,675	64,045,282	64,010,076	63,965,876	63,940,810
Average outstanding shares - diluted	64,304,985	64,301,306	64,212,018	64,192,458	64,243,542

PERFORMANCE RATIOS
Return on average assets	1.71%	1.59%	1.74%	1.65%	1.56%
Return on average equity	14.27	13.46	15.02	14.47	13.64
Net interest margin (tax equivalent)	4.18	4.24	4.32	4.27	4.25
Efficiency ratio	47.93	50.84	47.57	49.42	53.10

	Nine Months Ended Sept. 30,
	2014	2013
INCOME STATEMENTS
Interest income	$147,418	$128,605
Interest expense	3,143	3,014

Net interest income	144,275	125,591
Provision for loan losses	3,710	2,582

Net interest income after provision for loan losses	140,565	123,009
Noninterest income	49,601	46,260
Noninterest expense	101,489	92,917

Net income before income taxes	88,677	76,352
Income tax expense	21,705	18,723

Net income	$66,972	$57,629

PER COMMON SHARE DATA
Net income - basic	$1.05	$0.91
Net income - diluted	1.04	0.90
Cash dividends declared	0.41	0.39
Book Value	10.28	8.88
Market Value	$27.79	$29.43
Shares outstanding - end of period	64,065,828	63,955,340
Average outstanding shares - basic	64,038,526	63,444,544
Average outstanding shares - diluted	64,302,615	63,706,588

PERFORMANCE RATIOS
Return on average assets	1.68%	1.64%
Return on average equity	14.24	13.53
Net interest margin (tax equivalent)	4.25	4.21
Efficiency ratio	48.78	50.47

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2014			2013
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$35,892	$34,693	$33,900	$34,800	$34,099
Loans charged off	(614)	(302)	(1,297)	(1,294)	(944)
Loan recoveries	214	377	400	311	297

Net recoveries (charge-offs)	(400)	75	(897)	(983)	(647)
Provision for loan losses	896	1,124	1,690	1,171	1,348
Transfer of off balance sheet exposure to other liabilities	—	—	—	(1,088)	—

Balance at end of period	$36,388	$35,892	$34,693	$33,900	$34,800

Allowance for loan losses / period-end loans	1.28%	1.29%	1.29%	1.26%	1.33%
Allowance for loan losses / nonperforming loans	162.77	151.52	140.23	120.82	152.21
Net charge-offs / average loans (annualized)	0.06	(0.01)	0.14	0.15	0.10

NONPERFORMING ASSETS
Nonaccrual loans	$22,093	$23,565	$24,710	$27,926	$22,809
Accruing loans 90 days past due	263	123	30	133	54

Total nonperforming loans	22,356	23,688	24,740	28,059	22,863
Foreclosed assets	1,273	2,342	2,813	3,069	5,672

Total nonperforming assets	$23,629	$26,030	$27,553	$31,128	$28,535

As a % of loans and foreclosed assets	0.83%	0.93%	1.02%	1.16%	1.09%
As a % of end of period total assets	0.42	0.48	0.52	0.60	0.56

CAPITAL RATIOS
Tier 1 risk-based	16.07%	16.15%	16.24%	15.82%	15.37%
Total risk-based	17.20	17.30	17.39	16.92	16.49
Tier 1 leverage	10.10	9.99	9.95	9.84	9.77
Equity to assets	11.81	11.75	11.68	11.25	11.20

	Quarter Ended
	2014			2013
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
NONINTEREST INCOME
Trust fees	$4,772	$4,549	$4,576	$4,433	$4,138
Service charges on deposits	4,402	4,174	4,047	4,537	4,798
ATM, interchange and credit card fees	5,093	4,754	4,443	4,436	4,404
Real estate mortgage fees	1,813	1,337	1,024	1,200	2,008
Net gain (loss) on sale of available-for-sale securities	1	(1)	(4)	—	(108)
Net gain (loss) on sale of foreclosed assets	305	47	452	111	36
Net gain (loss) on sale of assets	(31)	44	3	6	9
Other noninterest income	969	968	1,864	1,069	1,790

Total noninterest income	$17,324	$15,872	$16,405	$15,792	$17,075

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$16,354	$16,279	$16,197	$15,690	$16,024
Profit sharing expense	1,596	995	1,217	1,942	1,477
Net occupancy expense	2,297	2,273	2,234	2,101	2,164
Equipment expense	2,758	2,665	2,622	2,527	2,490
FDIC insurance premiums	693	684	659	636	640
ATM, interchange and credit card expenses	1,819	1,696	1,480	1,499	1,474
Legal, tax and professional fees	1,463	1,208	1,273	1,248	1,576
Audit fees	403	367	369	506	368
Printing, stationery and supplies	632	554	775	562	534
Amortization of intangible assets	62	74	75	77	77
Advertising and public relations	1,591	1,465	1,375	1,495	1,245
Correspondent bank service charges	222	215	228	241	250
Other noninterest expense	4,150	6,527	3,944	4,572	7,215

Total noninterest expense	$34,040	$35,002	$32,448	$33,096	$35,534

TAX EQUIVALENT YIELD ADJUSTMENT	$4,814	$4,753	$4,629	$4,490	$4,358

	Nine Months Ended Sept. 30,
	2014	2013
NONINTEREST INCOME
Trust fees	$13,897	$11,884
Service charges on deposits	12,623	13,009
ATM, interchange and credit card fees	14,291	12,315
Real estate mortgage fees	4,174	5,149
Net gain (loss) on sale of available-for-sale securities	(4)	147
Net gain (loss) on sale of foreclosed assets	804	(263)
Net gain (loss) on sale of assets	15	177
Other noninterest income	3,801	3,842

Total noninterest income	$49,601	$46,260

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$48,830	$45,093
Profit sharing expense	3,808	3,738
Net occupancy expense	6,804	5,995
Equipment expense	8,045	7,146
FDIC insurance premiums	2,035	1,781
ATM, interchange and credit card expenses	4,995	4,161
Legal, tax and professional fees	3,945	3,846
Audit fees	1,138	1,052
Printing, stationery and supplies	1,960	1,504
Amortization of intangible assets	210	120
Advertising and public relations	4,431	3,339
Correspondent bank service charges	666	674
Other noninterest expense	14,622	14,468

Total noninterest expense	$101,489	$92,917

TAX EQUIVALENT YIELD ADJUSTMENT	$14,197	$12,235

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended Sept. 30, 2014			Three Months Ended June 30, 2014
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$10,619	$11	0.40%	$11,310	$12	0.41%
Interest-bearing deposits in nonaffiliated banks	50,213	69	0.55	48,974	78	0.64
Taxable securities	1,166,248	6,856	2.35	1,159,430	7,091	2.45
Tax exempt securities	1,057,715	12,763	4.83	1,037,608	12,599	4.86
Loans	2,814,083	35,070	4.94	2,748,023	34,227	5.00

Total interest-earning assets	5,098,878	$54,769	4.26%	5,005,345	$54,007	4.33%
Noninterest-earning assets	348,369			335,651

Total assets	$5,447,247			$5,340,996

Interest-bearing liabilities:
Deposits	$2,892,065	$999	0.14%	$2,867,740	$955	0.13%
Fed funds purchased and other short term borrowings	384,768	70	0.07	406,913	82	0.08

Total interest-bearing liabilities	3,276,833	$1,069	0.13%	3,274,653	$1,037	0.13%
Noninterest-bearing liabilities	1,518,907			1,434,674
Shareholders’ equity	651,507			631,669

Total liabilities and shareholders’ equity	$5,447,247			$5,340,996

Net interest income and margin (tax equivalent)		$53,700	4.18%		$52,970	4.24%

	Three Months Ended Mar. 31, 2014			Three Months Ended Dec. 31, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$5,718	$5	0.35%	$7,177	$7	0.40%
Interest-bearing deposits in nonaffiliated banks	48,708	82	0.68	44,421	89	0.79
Taxable securities	1,121,296	7,084	2.53	1,094,256	6,687	2.44
Tax exempt securities	992,947	12,218	4.92	958,278	11,817	4.93
Loans	2,689,474	33,450	5.04	2,650,834	33,645	5.04

Total interest-earning assets	4,858,143	$52,839	4.41%	4,754,966	$52,245	4.36%
Noninterest-earning assets	351,309			344,927

Total assets	$5,209,452			$5,099,893

Interest-bearing liabilities:
Deposits	$2,817,181	$941	0.14%	$2,696,123	$950	0.14%
Fed funds purchased and other short term borrowings	426,204	96	0.09	454,573	115	0.10

Total interest-bearing liabilities	3,243,385	$1,037	0.13%	3,150,696	$1,065	0.13%
Noninterest-bearing liabilities	1,362,852			1,366,726
Shareholders’ equity	603,215			582,471

Total liabilities and shareholders’ equity	$5,209,452			$5,099,893

Net interest income and margin (tax equivalent)		$51,802	4.32%		$51,180	4.27%

	Three Months Ended Sept. 30, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$13,611	$14	0.42%
Interest-bearing deposits in nonaffiliated banks	49,434	95	0.76
Taxable securities	1,011,050	6,130	2.43
Tax exempt securities	943,623	11,441	4.85
Loans	2,636,253	33,333	5.02

Total interest-earning assets	4,653,971	$51,013	4.35%
Noninterest-earning assets	334,521

Total assets	$4,988,492

Interest-bearing liabilities:
Deposits	$2,631,862	$1,038	0.16%
Fed funds purchased and other short term borrowings	457,914	126	0.11

Total interest-bearing liabilities	3,089,776	$1,164	0.15%
Noninterest-bearing liabilities	1,329,582
Shareholders’ equity	569,134

Total liabilities and shareholders’ equity	$4,988,492

Net interest income and margin (tax equivalent)		$49,849	4.25%

	Nine Months Ended Sept. 30, 2014			Nine Months Ended Sept. 30, 2013
	Average Balance	Tax Equivalent Interest	Yield / Rate	Average Balance	Tax Equivalent Interest	Yield / Rate
Interest-earning assets:
Fed funds sold	$9,234	$27	0.39%	$10,932	$28	0.35%
Interest-bearing deposits in nonaffiliated banks	49,304	229	0.62	77,543	376	0.65
Taxable securities	1,149,156	21,032	2.44	1,038,679	18,818	2.42
Tax exempt securities	1,029,661	37,580	4.87	895,778	32,327	4.81
Loans	2,750,983	102,747	4.99	2,359,216	89,291	5.06

Total interest-earning assets	4,988,338	$161,615	4.33%	4,382,148	$140,840	4.30%
Noninterest-earning assets	345,098			312,933

Total assets	$5,333,436			$4,695,081

Interest-bearing liabilities:
Deposits	$2,859,269	$2,894	0.14%	$2,453,370	$2,758	0.15%
Fed funds purchased and other short term borrowings	405,811	249	0.08	378,775	256	0.09

Total interest-bearing liabilities	3,265,080	$3,143	0.13%	2,832,145	$3,014	0.14%
Noninterest-bearing liabilities 1,439,382				1,293,373
Shareholders’ equity	628,974			569,563

Total liabilities and shareholders’ equity	$5,333,436			$4,695,081

Net interest income and margin (tax equivalent)		$158,472	4.25%		$137,826	4.21%